EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-32819 of Logic Devices, Inc. on Form S-8 and Registration Statement No. 333-16591 of Logic Devices, Inc. on Form S-3, of our report dated November 12, 2001, appearing in this Annual Report on Form 10-K of Logic Devices, Inc. for the year ended September 30, 2001.


                                            /s/ Hood and Strong LLP
                                          -----------------------------
                                          Hood and Strong LLP

Menlo Park, California
February 4, 2002